Time Deposits	12 Months Ended
Dec. 31, 2025
Time Deposits
Time Deposits

Note 6:   Time Deposits

Time deposits in denominations of $250,000 or more were $41.5 million at December 31, 2025 and $35.9 million at December 31, 2024. At December 31, 2025, the scheduled maturities of time deposits are as follows:

(In thousands)
Due during the year ending December 31,
2026	$161,364
2027	17,512
2028	2,440
2029	330
2030	39
Thereafter	46
$181,731